                                                                   EXHIBIT 16(d)


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint John A. Graf, Kent E. Barrett, and Mary L. Cavanaugh, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

         (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

         (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of March, 2000.

                                                           /s/ Bruce R. Abrams
                                                           ---------------------
                                                               Bruce R. Abrams

In the Presence of:


/s/ Cheryl G. Hemley
--------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint John A. Graf, Kent E. Barrett, and Mary L. Cavanaugh, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

         (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

         (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of March, 2000.



                                                           /s/ Kent E. Barrett
                                                           ---------------------
                                                               Kent E. Barrett


In the Presence of:

/s/ Cheryl G. Hemley
--------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint John A. Graf, Kent E. Barrett, and Mary L. Cavanaugh, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

         (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

         (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of March, 2000.

                                                       /s/ Rebecca G. Campbell
                                                           ---------------------
                                                           Rebecca G. Campbell

In the Presence of:

/s/ Cheryl G. Hemley
--------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint John A. Graf, Kent E. Barrett, and Mary L. Cavanaugh, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

         (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

         (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of March, 2000.

                                                          /s/ Robert P. Condon
                                                          ----------------------
                                                              Robert P. Condon

In the Presence of:

/s/ Cheryl G. Hemley
--------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint John A. Graf, Kent E. Barrett, and Mary L. Cavanaugh, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

         (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

         (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of March, 2000.

                                                              /s/ John A. Graf
                                                           ---------------------
                                                                  John A. Graf

In the Presence of:

/s/ Cheryl G. Hemley
--------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint John A. Graf, Kent E. Barrett, and Mary L. Cavanaugh, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

         (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

         (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of March, 2000.

                                                           /s/ Carl J. Santillo
                                                           ---------------------
                                                               Carl J. Santillo

In the Presence of:

/s/ Cheryl G. Hemley
--------------------------